News

DENBURY AND PENN VIRGINIA ANNOUNCE DEADLINE FOR
ELECTION OF FORM OF MERGER CONSIDERATION

PLANO and HOUSTON, TX – March 19, 2019 – Denbury Resources Inc. (NYSE: DNR) (“Denbury”) and Penn Virginia Corporation (NASDAQ: PVAC) (“Penn Virginia”) jointly announced today that, in connection with Denbury’s pending acquisition of Penn Virginia, April 16, 2019 at 5:00 p.m. Eastern Time is the election deadline for record holders of shares of Penn Virginia’s common stock to elect the form of merger consideration they wish to receive in connection with the transaction.

An election will be valid only if a properly completed and signed election form and letter of transmittal, together with all required documents and materials set forth in the election form and letter of transmittal and the instructions thereto, is received by Broadridge Corporate Issuer Solutions, Inc., the exchange agent for the transaction (“Broadridge”), by the election deadline. Penn Virginia shareholders who hold their shares through a bank, broker or other nominee may be subject to an earlier deadline and should carefully read the instructions from their bank, broker or nominee regarding making elections for their shares. Shareholders with questions should contact Broadridge toll-free at (855) 449-0977, or Penn Virginia’s proxy solicitor, Okapi Partners LLC toll-free at (855) 305-0856 or, for brokers and banks, collect at (212) 297-0720.

The election deadline does not impact the deadline for Penn Virginia common shareholders to vote on the proposal to approve the merger agreement being considered at the special meeting of Penn Virginia shareholders to be held on April 17, 2019 at 10:00 a.m. Central Time. Penn Virginia shareholders are encouraged to vote their shares if they have not already done so.

As previously announced, under the terms of the definitive merger agreement, shareholders of Penn Virginia will receive, subject to proration, a combination of 12.4 shares of Denbury common stock and $25.86 of cash for each share of Penn Virginia common stock. Penn Virginia shareholders will have the option to receive all stock or all cash, subject to proration such that the overall mix of consideration does not result in more or less than $400 million in cash being paid. Shareholders who fail to make an election will receive whichever form of consideration is undersubscribed.

The transaction is subject to the approval of Penn Virginia shareholders and is subject to approval by Denbury’s stockholders of the issuance of common stock and an amendment to Denbury’s charter to increase its authorized shares. The transaction is also subject to customary closing conditions.

ADVISORS

Guggenheim Securities, LLC is lead financial advisor to Denbury. J.P. Morgan Securities LLC is providing financial advice to Denbury with respect to capital structure and financial aspects of the transaction and provided a financing commitment letter for a new $1.2 billion bank revolving credit facility and a $400 million senior secured second lien bridge loan. Jefferies LLC is financial advisor to Penn Virginia. Vinson & Elkins LLP is legal counsel to Denbury. Skadden, Arps, Slate, Meagher & Flom LLP and Gibson, Dunn & Crutcher LLP are legal counsel to Penn Virginia.

DENBURY RESOURCES INC.

Denbury is an independent oil and natural gas company with operations focused in two key operating areas: the Gulf Coast and Rocky Mountain regions. Denbury’s goal is to increase the value of its properties through a combination of exploitation, drilling and proven engineering extraction practices, with the most significant emphasis relating to CO2 enhanced oil recovery operations. For more information about Denbury, please visit www.denbury.com. The information on Denbury’s website is not part of this release.

PENN VIRGINIA CORPORATION

Penn Virginia is a pure-play independent oil and gas company engaged in the development and production of oil, NGLs and natural gas, with operations in the Eagle Ford shale in south Texas. For more information about Penn Virginia, please visit www.pennvirginia.com. The information on Penn Virginia’s website is not part of this release.

NO OFFER OR SOLICITATION

This communication relates to the proposed business combination transaction (the “Transaction”) between Denbury and Penn Virginia. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended (the “Securities Act”).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Transaction, Denbury filed with the SEC a registration statement on Form S-4 (File No. 333-228935) that was originally filed on December 21, 2018 and amended on January 16, 2019, which includes a joint proxy statement of Denbury and Penn Virginia and a prospectus of Denbury. The registration statement became effective as of the close of business on February 4, 2019.

Denbury and Penn Virginia have filed and may also file other documents with the SEC regarding the Transaction. The Transaction will be submitted to Denbury’s stockholders and Penn Virginia’s shareholders for their consideration. A definitive joint proxy statement/prospectus was sent to the stockholders of Denbury and shareholders of Penn Virginia on or about March 4, 2019. This document is not a substitute for the registration statement and joint proxy statement/prospectus filed with the SEC or any other documents that Denbury or Penn Virginia may file with the SEC or send to stockholders of Denbury or shareholders of Penn Virginia in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF DENBURY AND PENN VIRGINIA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Denbury or Penn Virginia through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Denbury will be made available free of charge on Denbury’s website at www.denbury.com or by directing a request to John Mayer, Director of Investor Relations, Denbury Resources Inc., 5320 Legacy Drive, Plano, Texas 75024, Tel. No. (972) 673-2000. Copies of documents filed with the SEC by Penn Virginia will be made available free of charge on Penn Virginia’s website at www.pennvirginia.com, under the heading “SEC Filings,” or by directing a request to Investor Relations, Penn Virginia Corporation, 16285 Park Ten Place, Houston, Texas 77084, Suite 500, Tel. No. (713) 722-6500.

PARTICIPANTS IN SOLICITATION

Denbury, Penn Virginia and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Denbury’s directors and executive officers is contained in the proxy statement for Denbury’s 2018 Annual Meeting of Stockholders filed with the SEC on April 12, 2018, and certain of its Current Reports on Form 8-K. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing Denbury’s website at www.denbury.com. Information regarding Penn Virginia’s executive officers and directors is contained in the proxy statement for Penn Virginia’s 2018 Annual Meeting of Shareholders filed with the SEC on March 28, 2018, and certain of its Current Reports on Form 8-K. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing Penn Virginia’s website at www.pennvirginia.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction. You may obtain free copies of this document as described above.

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Denbury or Penn Virginia expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Denbury may not approve the issuance of new shares of common stock in the Transaction or the amendment of Denbury’s charter or that shareholders of Penn Virginia may not approve the merger, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Denbury’s common stock or Penn Virginia’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Denbury and Penn Virginia to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities from ongoing business operations or cause them to incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Denbury’s or Penn Virginia’s control, including those detailed in Denbury’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.denbury.com and on the SEC’s website at www.sec.gov, and those detailed in Penn Virginia’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Penn Virginia’s website at www.pennvirginia.com and on the SEC’s website at www.sec.gov. All forward-looking statements are based on assumptions that Denbury or Penn Virginia believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Denbury and Penn Virginia undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

# # #

DENBURY CONTACTS:
Mark C. Allen, Executive Vice President and Chief Financial Officer, 972.673.2000
John Mayer, Director of Investor Relations, 972.673.2383

PENN VIRGINIA CONTACTS:
Steve Hartman, Senior Vice President and Chief Financial Officer, 713.722.6500
Clay Jeansonne, Investor Relations, 713.722.6540

5